Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-6776 - Premier Innovations℠
HV-6777 - Hartford 403(b) Cornerstone Innovations
HV-6778 - Premier Innovations℠ (Series II)

Supplement dated October 8, 2026 to Prospectuses dated May 1, 2026

This Supplement is regarding the JPMorgan SmartRetirement® 2025 Fund in the above-referenced product Prospectuses.

Reorganization

As described in a prospectus supplement for the JPMorgan SmartRetirement® 2025 Fund, as well as a product supplement we sent you on or about September 24, 2026, the Board of Trustees of JPMorgan Trust I ("Trust") approved the reorganization of the JPMorgan SmartRetirement® 2025 Fund ("Selling Fund") into the JPMorgan SmartRetirement® Income Fund ("Acquiring Fund") ("Reorganization").

The Reorganization was expected to occur on or about October 2, 2026, or on such later date as the officers of the Trust determined (“Closing Date”). The Reorganization did not require the approval of shareholders and was expected to be tax-free for U.S. federal income tax purposes.

As of the Closing Date, investors who held units of the Separate Account Sub-Account that invested in Class A shares of the Selling Fund automatically received a proportionate number of Class A shares of the Separate Account Sub-Account that invests in the Acquiring Fund. Units of the Separate Account Sub-Account investing in the Acquiring Fund received in the merger have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account that invested in the Selling Fund.

You should consider the strategies and risks of the underlying Acquiring Fund. In addition, if you did not re-direct all future contributions from the Selling Fund Sub-Account to another Sub-Account available under your Contract, your Contributions were applied to the Acquiring Fund Sub-Account because the Selling Fund Sub-Account ceased to exist on the Closing Date.

Within 60 (sixty) days of the Closing Date, if your units in the Selling Fund Sub-Account were transferred to the Acquiring Fund Sub-Account, you are permitted to transfer out of the Acquiring Fund to other investment options currently offered under your contract without penalty, fees, or restrictions related to the number of transfers you may make in a year..

Please see the prospectus or summary prospectus, if applicable, for the Acquiring Fund for further information on its fees, performance, strategies, and risks. You may call 1-844-804-8989 to obtain a prospectus or summary prospectus, if applicable, for the Acquiring Fund.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-45